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Household Finance Corporation
HRSI Funding, Inc.                                                   May-97
Household Private Label Credit Card Master Trust II, Series 1994-2   20-Jun-97
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*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate        7.798%
   Annualized Gross Cash Yield        20.851%
   Annualized Default Rate      6.748%
   Annualized Portfolio Yield       14.103%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($) 61,669,288.17
   30 - 59 days (Del Stat 1) (%) 4.35%
   60 - 89 days (Del Stat 2) ($) 30,919,816.63
   60 - 89 days (Del Stat 2) (%)    2.18%
   90+ days (Del Stat 3+)($) 94,314,393.67
   90+ days (Del Stat 3+)(%)      6.65%
        Total ($)   186,903,498.47
        Total (%)          13.17%
Collections
   Principal (discount applied)  82,961,261.58
   Finance Charge (discount applied) 22,755,284.71
   Other           0.00
   Allocated Recoveries     802,696.32
   Total      106,519,242.61
Aggregate Principal Shortfalls for Group 1      0.00
Adjustment Payments   0.00
Transfer Deposit Amount        0.00
Charge-Off Activity
   Defaulted Receivables  7,623,979.82
   Defaulted Receivables Repurchased Pursuant to Article 2.07   0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03   0.00
   Defaulted Amount  7,623,979.82
*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collections
 6,516,061.14
Investor Defaulted Amount  2,108,768.09
Series Adjusted Portfolio Yield        14.103%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage     82.0000000%
Fixed Class A Invested Percentage    82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]    1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]      0.00
Class A Additional Interest (Due) [Section 4.08(a)]      0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]       0.00
Class A Investor Default Amount  1,729,189.83
Allocable Servicing Fee (Due) [Section 3]     625,000.00
Previously unpaid Allocable Servicing Fee      0.00
Class A Required Amount [Section 4.10 (a)]     0.00
Funding of Class A Required Amount:
  From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]  0.00
  From Cash Collateral Account Withdrawls [Section 4.14(b)] 0.00
  From Subordinated Principal Collections [Section 4.15(a)]  0.00
  Total ("Funded Class A Required Amount")  0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]5,343,170.13 Amount that constitutes Excess FC&A [Section 4.11(a)(iv)] 990,230.30
Funded Class A Required Amount   0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
[Sec          0.00
Total Available for Class A Invested Percentage Allocations 4,352,939.83
Class A Monthly Interest (Paid)  1,998,750.00
Overdue Class A Monthly Interest (Paid)     0.00
Class A Additional Interest (Paid)     0.00
Overdue Class A Additional Interest (Paid)   0.00
Reimb. of Class A Investor Default Amount (Paid)  1,729,189.83
Allocable Servicing Fee (Paid)     625,000.00
Previously unpaid Allocable Servicing Fee (Paid)     0.00
Class A Interest Shortfall          0.00
Class A Additional Interest Shortfall           0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage       6.0000000%
Fixed Class B Invested Percentage    6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]    150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]    0.00
Class B Additional Interest (Due) [Section 4.08(b)]        0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]     0.00
Class B Investor Default Amount   126,526.09
Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the cumulative Excess Interest                          0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B Additional Interest or the cumulative Excess Interest:
  From Excess Reallocated FC&A [Section 4.13(c)]      0.00
  From Cash Collateral Account Withdrawl [Section 4.14(b)] 0.00
  From Subordinated Principal Collections allocable to the Collateral Invest
      0.00
  Total Funded    0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]   126,526.09
     From Cash Collateral Account Withdrawl [Section 4.14(b)]    0.00
     From Subordinated Principal Collections allocable to the Collateral
        Invest          0.00
     Total Funded    126,526.09
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)] 390,963.67 Amount that constitutes Excess FC&A [Section 4.11(b)(ii)] 240,963.67
Funded Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the cumulative Excess Interest:                         0.00
Funded Class B Default Amount126,526.09
Total Available for Class B Floating Allocations  276,526.09
Class B Monthly Interest (Paid)   150,000.00
Overdue Class B Monthly Interest (Paid)       0.00
Class B Additional Interest (Paid)         0.00
Overdue Class B Additional Interest (Paid)      0.00
Reimbursement Class B Investor Default Amount (Paid)   126,526.09
Class B Interest Shortfall     0.00
Class B Addtional Interest Shortfall        0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage     12.0000000%
Fixed Collateral Invested Percentage    12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]    259,140.63
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]  0.00
Collateral Additional Interest (Due) [Section 4.08(c)]  0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]   0.00
Collateral Investor Default Amount    253,052.17
Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]
   781,927.34
Amount that constitutes Excess FC&A [Section 4.11(b-1)] 781,927.34
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
   [Sectio    253,052.17
Total Available for Collateral Invested Percentage Allocations   253,052.17
Collateral Monthly Interest (Paid)   259,140.63
Overdue Collateral Monthly Interest (Paid)       0.00
Collateral Additional Interest (Paid)       0.00
Overdue Collateral Additional Interest (Paid)      0.00
Reimbursement of Collateral Default Amount (Paid)    253,052.17
Collateral Interest Shortfall     0.00
Collateral Additional Interest Shortfall     0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap     6.6875000%
    Collateral Monthly Interest (Subject to Collat. Rate Cap) 259,140.63 Series 1994-2 Monthly Interest 2,407,890.63
*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections Excess Class A Reallocated
    FC&A [Section 4.11(a)(iv)]                        990,230.30
  Excess Class B Reallocated FC&A [Section 4.11(b)(ii)] 240,963.67
  Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)] 781,927.34 Total 2,013,121.31
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]  0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.13(c)]                                         0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]
      126,526.09
    Allocated to reimburse Class B Invested Amount reductions [Section
      4.13(e)]          0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)] 259,140.63 Allocated to unpaid Allocated Servicing Fee from previous periods [Section
         0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]
      253,052.17
    Allocated to reimburse Collateral Invested Amount reductions [Section
      4.13(          0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]   0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]
     1,374,402.42
Subordinated Principal Collections [Section 4.15] 4,130,426.86
   Allocated to Class A Required Amount [Section 4.15(a)]   0.00
   Allocated to pay current or overdue Class B Monthly Interest, Class B
    Additional Interest or the Cumulative Excess Interest Amount [Section
    4.15(b)]                                         0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]
         0.00

*** Amortization Allocations ***
Accumulation Period Determination
  Required Aggregate Accumulation Amount N/A
    Accumulation Period Amount N/A
    Accumulation Period Length N/A
         Accumulation Period?  NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test Not Triggered Other Amortization Events Not Triggered
Transaction Period REVOLVING
Principal Allocation Percentage    27.6596756%
Available Investor Principal Collections
     Investor Principal Collections  22,048,913.88
     Subordinated Principal Collections    0.00
     Series Allocable Miscellaneous Payments         0.00
     Series 1994-2 Excess Principal Collections    0.00
     [Subordinated Series Reallocated Principal Collections]           0.00
  Available Investor Principal Collections  22,048,913.88

Collateral Principal Collections  3,006,670.07
Class A Controlled Amortization Amount           0.00
Class A Controlled Distribution Amount          0.00
Class A Monthly Principal (Due) [Section 4.09(a)]           0.00
Class A Monthly Principal (Paid)         0.00
Class A Deficit Controlled Amortization Amount     0.00
Total Available to Pay Class B Monthly Principal 25,055,583.95
Class B Controlled Amortization Amount        0.00
Class B Controlled Distribution Amount             0.00
Class B Monthly Principal (Due) [Section 4.09(b)]  0.00
Class B Monthly Principal (Paid)       0.00
Class B Deficit Controlled Amortization Amount   0.00
Available Investor Prin. Collecions (after paying A &B)22,048,913.88
Collateral Monthly Principal (Due) [Section 4.09(c)]        0.00
Collateral Monthly Principal (Paid)   0.00
Series 1994-2 Principal Shortfall      0.00
Trust Excess Principal Collections 25,055,583.95
*** Funding Accounts ***
Principal Funding Account deposit   0.00
Withdraw of Funded Deficit Controlled Amortization Amount   0.00
Withdraw of Excess (Paid to Seller)     0.00
Principal Funding Account Balance        0.00
Funded Deficit Controlled Amortization Amoun     0.00
[ Class B Principal Funding Account deposits        0.00
 Principal Distributed to Class B Certificateholders  0.00
 Class B Principal Funding Account Balance  N/A
 Class A Interest Payment/Deposit
  from Collection Account1,998,750.00
   from Principal Funding Account     0.00
   Paid to Class A Certificateholders  1,998,750.00
   Interest Funding Account Balance    0.00
 Class B Interest Payment/Deposit
   from Collection Account    150,000.00
   from Principal Funding Account          0.00
   Paid to Class B Certificateholders    150,000.00
   Interest Funding Account Balance]          0.00
Class A Investor Charge-Offs     0.00
Reimbursement of Class A Investor Charge-Offs     0.00
Cumulative Unreimbursed Class A Investor Charge-Offs         0.00
Reduction of Class B Invested Amount (Other than Class B ICO)  0.00
Class B Investor Charge-Offs       0.00
Reimbursement of Class B Investor Charge-Offs     0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions 0.00 Reduction of the Collateral Invested Amount (Other than Collateral CO) 0.00
Collateral Charge-Offs      0.00
Reimbursement of Collateral Invested Amount reductions  0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions    0.00
Previous month's ending Collateral Invested Amount 45,000,000.00
Current Month's ending Collateral Invested Amount 45,000,000.00
Unpaid current Allocated Servicing Fee       0.00
Reimbursement of unpaid Allocated Servicing Fee       0.00
Cumulative unreimbursed unpaid Allocated Serving Fe     0.00
Total Distributions to Class A, B, CIA  (principal and interest and defaults)
 4,516,658.72

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]  1,355,764,271.63
Average Principal outstanding based upon additional accounts 1,355,764,271.63
Principal Receivables outstanding [End of Month]   1,296,059,399.90
Finance Charge and Administrative Receivables outstanding   122,713,901.03
Class A Invested Amount 307,500,000.00
Class B Invested Amount  22,500,000.00
Collateral Invested Amount   45,000,000.00
Invested Amount  375,000,000.00
Series Adjusted Invested Amount  375,000,000.00
    Revolving or Accumulation Period 375,000,000.00
    Controlled Amortization  Period   N/A
        Seller Specified Numerator      0.00
        125% Amount      0.00
    Early Amortization  Period     N/A
Series Required Seller Amount  37,500,000.00
Required Collateral Amount  45,000,000.00
Available Collateral Amount  45,000,000.00
Class A Certificate Balance 307,500,000.00
Class B Certificate Balance  22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance        0.00
   Deposit of Excess Collections      0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount           0.00
      To reimburse Class A Investor Charge-Offs      0.00
      To pay current or overdue Class B Monthly Interest, Class B Additional
       Interest or the Cumulative Excess Interest Amount    0.00
      To fund the Class B Investor Default Amount   0.00
      To reimburse Class B Invested Amount reductions   0.00
             Total           0.00
   Deposit of Collateral Monthly Principal   0.00
   Net Available       0.00
   Required Cash Collateral Amount    0.00
   Collateral Surplus       0.00
   Cash Collateral Account Surplus    0.00
   End Balance              0.00
Collateral Surplus (Prime)     0.00
Cash Collateral Account Surplus (Prime)             0.00


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Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
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CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest    6.500000
   2. Principal distribution per $1,000 interest    0.000000
   3. Interest distribution per $1,000 interest    6.500000
B. Performance of Trust
   1. Collections of Receivables
    (a) Total Collections   106,519,242.61
    (b) Collections of Finance Charge & Admin Receivables   23,557,981.03
    (c) Collections of Principal  82,961,261.58
   2. Allocation of Receivables
      (a) Class A Invested Percentage    82.0000000%
      (b) Principal Allocation Percentage N/A
   3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account  N/A
      (b) Total amount on deposit in Principal Funding Account   N/A
   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($) 61,669,288.17
                                       (%)   4.35%
      (b) 60 - 89 days (Del Stat 2) -- ($) 30,919,816.63
                                       (%)   2.18%
      (c) 90+ days (Del Stat 3+)    -- ($) 94,314,393.67
                                       (%)   6.65%
   5. Class A Investor Default Amount  1,729,189.83

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date   0.000000
      (b) The amount of Item 6(a) per $1,000 interest      0.000000
      (c) Total reimbursed to Trust in respect of Class A Investor Charge-off
                     0.000000
      (d) The amount of Item 6(c) per $1,000 interest  0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of
          the end of such Payment Date                         0.000000
   7. Allocable Servicing Fee paid for the Distribution Date(s) with respect
          to the Payment Date                                     625,000.00
    8. Deficit Controlled Amortization Amount for such Payment Date   0.00
C. Class A Pool Factor    1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                1,296,059,399.90
   2. Finance Charge and Administrative Receivables as of the close of
      business on the last day of the preceding Due Period    122,713,901.03
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date 22,500,000.00
   2. Available Collateral Invested Amount as of the end of the Payment Date 45,000,000.00

******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
******************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest      6.666667
   2. Principal distribution per $1,000 interest    0.000000
   3. Interest distribution per $1,000 interest       6.666667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections     106,519,242.61
      (b) Collections of FC&A   23,557,981.03
      (c) Collections of Principal  82,961,261.58
   2. Allocation of Receivables
      (a) Class B Invested Percentage 6.0000000%
      (b) Principal Allocation Percentage  N/A
   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account NA
      (b) Total amount on deposit in Principal  Funding Account   NA
   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)   61,669,288.17
                                       (%)     4.35%
      (b) 60 - 89 days (Del Stat 2) -- ($)   30,919,816.63
                                       (%)     2.18%
      (c) 90+ days (Del Stat 3+)    -- ($)   94,314,393.67
                                       (%)     6.65%
   5. Class B Investor Default Amount    126,526.09
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date   0.000000
      (b) The amount of Item 6(a) per $1,000 interest   0.000000
      (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs
         and other reductions                                  0.000000
      (d) The amount of Item 6(c) per $1,000 interest    0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of
          the end of such Payment Date                         0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date      0.000000
      (b) Available Cash Collateral Amount as a % of the Class B Invested
          Amount, each at close of business on the Payment Date   0.00%
   8. Available Collateral Invested Amount 45,000,000.00
   9. Deficit Controlled Amortization Amount for such Payment Date    0.00
C. Class B Pool Factor        1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period       1,296,059,399.90
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period 122,713,901.03